4 th Quarter and Full-Year 2013 Financial Results Presentation February 24, 2014 Exhibit 99.2

Disclaimer
Forward-Looking Statements
This presentation may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 that involve significant risks, assumptions, and uncertainties, including statements relating to the market opportunity and future business prospects of Stifel Financial Corp., as well as Stifel, Nicolaus & Company, Incorporated and its subsidiaries (collectively, “SF” or the
“Company”). These statements can be identified by the use of the words “may,” “will,” “should,” “could,” “would,” “plan,” “potential,”
“estimate,” “project,” “believe,” “intend,” “anticipate,” “expect,” and similar expressions. In particular, these statements may refer to our goals, intentions, and expectations, our business plans and growth strategies, our ability to integrate and manage our acquired businesses, estimates of our risks and future costs and benefits, and forecasted demographic and economic trends relating to our industry.
You should not place undue reliance on any forward-looking statements, which speak only as of the date they were made. We will not update these forward-looking statements, even though our situation may change in the future, unless we are obligated to do so under federal securities laws.
Actual results may differ materially and reported results should not be considered as an indication of future performance. Factors that could cause actual results to differ are included in the Company’s annual and quarterly reports and from time to time in other reports filed by the
Company with the Securities and Exchange Commission and include, among other things, changes in general economic and business conditions, actions of competitors, regulatory and legal actions, changes in legislation, and technology changes.
Use of Non-GAAP Financial Measures
The Company utilized non-GAAP calculations of presented net revenues, compensation and benefits, non-compensation operating expenses, income before income taxes, provision for income taxes, net income, compensation and non-compensation operating expense ratios, pre-tax margin and diluted earnings per share as an additional measure to aid in understanding and analyzing the Company’s financial results for the three and six months ended June 30, 2013. Specifically, the Company believes that the non-GAAP measures provide useful information by excluding certain items that may not be indicative of the Company’s core operating results and business outlook. The Company believes that these non-GAAP measures will allow for a better evaluation of the operating performance of the business and facilitate a meaningful comparison of the Company’s results in the current period to those in prior periods and future periods. Reference to these non-GAAP measures should not be considered as a substitute for results that are presented in a manner consistent with GAAP. These non-GAAP measures are provided to enhance investors' overall understanding of the Company’s financial performance.

Chairman’s Comments
“We are very pleased to post our 18th consecutive year of record net revenues. This speaks to the dedication of our over 5,800 professionals, as well as to our balanced business model. Non-GAAP net income from continuing operations for the year improved over the prior year as a result of both better market conditions and the benefits of our recent acquisitions.
Looking forward, we will continue to take advantage of opportunities in the marketplace that add to shareholder value.”

Activity Summary Volumes are in million $, except trading volumes which are in million shares. Data as of 12/31/2013.						Fourth Quarter Results	
	2013 Q4	2013 Q3	2013 Q2	2013 Q1	2012 Q4	QoQ	YoY
S&P 500	1,848	1,682	1,606	1,569	1,426	10%	30%
U.S. Treasury 10yr Yield	3.03%	2.61%	2.49%	1.85%	1.76%	42 bps	127 bps
Equity ADV	6,015	5,771	6,600	6,375	6,090	4%	-1%
Corporate Bond ADV	17,917	17,192	20,285	20,736	16,347	4%	10%
U.S. ECM ($)	87,290	56,156	70,296	66,196	57,479	55%	52%
U.S. ECM (#)	306	269	265	248	208	14%	47%
U.S. DCM ($)	468,566	507,047	554,885	640,461	585,201	-8%	-20%
U.S. DCM (#)	1,479	1,672	2,297	2,431	2,236	-12%	-34%
Municipal Bond DCM ($)	77,824	72,009	93,318	83,481	97,126	8%	-20%
U.S. Announced M&A ($)	262,605	370,855	220,641	295,429	349,586	-29%	-25%
U.S. Announced M&A (#)	2,358	2,546	2,464	2,715	3,331	-7%	-29%
U.S. Completed M&A ($)	295,061	234,895	220,195	245,267	324,953	26%	-9%
U.S. Completed M&A (#)	2,245	2,473	2,417	2,732	3,360	-9%	-33%

$70,000
$50,000
$30,000
$10,000
($10,000)
($30,000)
($50,000)
($70,000)
Q1-2010 Q2-2010 Q3-2010 Q4-2010 Q1-2011 Q2-2011 Q3-2011 Q4-2011 Q1-2012 Q2-2012 Q3-2012 Q4-2012 Q1-2013 Q2-2013 Q3-2013 Q4-2013

12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
-2.00%
-4.00%
-6.00%
12/31/1993 12/31/1994 12/31/1995 12/31/1996 12/31/1997 12/31/1998 12/31/1999 12/31/2000 12/31/2001 12/31/2002 12/31/2003 12/31/2004 12/31/2005 12/31/2006 12/31/2007 12/31/2008 12/31/2009 12/31/2010 12/31/2011 12/31/2012 12/31/2013

STIFEL

Market Overview Domestic Equity Flows Equity Risk Premium (1) (1) Based on the Daily Treasury Yield Curve Rates I10 year) Source: Investment Company Institute

2013: A Year in Review
Stifel’s 18
th
Consecutive Year of Record Net Revenues
• Successfully completed the merger and integration with KBW.
• Acquired and integrated the fixed income business of Knight Capital Group in July of 2013, adding to Stifel’s already impressive fixed income capabilities.
• The Institutional Group achieved record flow levels and record investment banking revenues. Continued to gain market share in the year and completed a number of unique and high profile financings for clients.
• Assets at Stifel Bank reached $5.1 billion, while the risk profile remained conservative.
• Welcomed Ziegler Lotsoff Capital Management to the firm’s asset management efforts.
• Welcomed 138 new Financial Advisors to the Private Client Group and opened 11 new offices in 2013.
• Strong stock performance, which ended the year at $47.92 up 49% from the start of the year. In the last fifteen years SF is up over 1,340%.

Stifel’s Stock Performance

1 Year	
Since 12/31/12	
Morgan Stanley	64.02%
Stifel Financial Corp.	49.89%
Oppenheimer	43.49%
Goldman Sachs Group	38.96%
Raymond James Financial	35.45%
S&P 500 Index	29.60%
Piper Jaffray	23.09%
JMP Group	21.91%
SWS Group	14.93%

5 Years	
Since 12/31/08	
Raymond James Financial	204.70%
Goldman Sachs Group	110.00%
S&P 500 Index	104.63%
Morgan Stanley	95.51%
Oppenheimer	92.39%
JMP Group	33.33%
Stifel Financial Corp.	4.51%
Piper Jaffray	-0.53%
SWS Group	-67.92%

6 Years	
Since 12/31/07	
Stifel Financial Corp.	105.10%
Raymond James Financial	59.80%
S&P 500 Index	25.88%
JMP Group	-12.74%
Piper Jaffray	-14.62%
Goldman Sachs Group	-17.57%
Morgan Stanley	-40.95%
Oppenheimer	-41.49%
SWS Group	-52.01%

13 Years	
Since 12/31/00	
Stifel Financial Corp.	1163.82%
Raymond James Financial	236.71%
Goldman Sachs Group	65.76%
S&P 500 Index	40.00%
Oppenheimer	2.82%
Morgan Stanley	-60.43%
SWS Group	-61.23%
JMP Group	NM
Piper Jaffray	NM

	5 years	2008	6 years
Stifel Financial Corp.	4.51%	30.83%	105.10%
Raymond James Financial	204.70%	-47.55%	59.80%
S&P 500 Index	104.63%	-38.49%	25.88%
JMP Group	33.33%	-34.55%	-12.74%
Piper Jaffray	-0.53%	-14.16%	-14.62%
Goldman Sachs Group	110.00%	-60.76%	-17.57%
Morgan Stanley	95.51%	-69.80%	-40.95%
Oppenheimer	92.39%	-69.59%	-41.49%
SWS Group	-67.92%	49.57%	-52.01%

STIFEL

Top Performing Stock Cumulative Price Appreciation as of December 31, 2013

Financial Results

Stifel Financial Corp. Results
Three months ended December 31, 2013
(1) Non-core adjustments consist of merger-related revenues and expenses associated with our acquisitions of KBW, the Knight Capital Fixed
Income business, and Miller Buckfire and discontinued operations of SN Canada.
(2) Core (non-GAAP) results for the three months ended December 31, 2012 are the same as GAAP results. Results for the three months ended
September 30, 2013 are Core (non-GAAP).
_________________________________________________________
($ in thousands, except per share amounts)
Non-GAAP Non-Core GAAP 12/31/12 % Change 9/30/13 % Change
Total revenues 576,236 $        (2,080) $           574,156 $        419,885 $        37.2% 491,169 $     17.3%
Interest expense 11,555             75                       11,630             8,602                34.3% 11,535          0.2%
Net revenues 564,681           (2,155)              562,526           411,283           37.3% 479,634 $     17.7%
Compensation and benefits 347,263           5,944                353,207           258,148           34.5% 297,374        16.8%
Non-comp operating expenses 126,990           4,340                131,330           92,784             36.9% 116,817        8.7%
Total non-interest expenses 474,253           10,284             484,537           350,932           35.1% 414,191        14.5%
Income from continuing operations before income taxes 90,428             (12,439)            77,989             60,351             49.8% 65,443          38.2%
Provision for income taxes 30,609             (4,746)              25,863             17,067             79.3% 25,795          18.7%
Net income from continuing operations 59,819 $          (7,693) $           52,126 $          43,284 $          38.2% 39,648 $       50.9%
Discontinued operations:
Loss from discontinued operations, net -                     (3,857)              (3,857)              (3,330) nm -                 -
Net income 59,819 $          (11,550) $        48,269 $          39,954 $          49.7% 39,648 $       50.9%
Earnings per diluted common share:
Income from continuing operations 0.79 $               (0.10) $             0.69 $               0.80 $               (1.3%) 0.53 $            49.1%
Loss from discontinued operations -                     (0.05)                (0.05) $             (0.06)                -
Earnings per diluted common share 0.79 $               (0.15) $             0.64 $               0.74 $               6.8% 0.53 $            49.1%
Weighted average number of shares outstanding:
Diluted 75,495 75,495 63,301 19.3% 75,191 0.4%
Ratios to net revenues :
Compensation and benefits 61.5% 62.8% 62.7% 62.0%
Non-comp operating expenses 22.5% 23.3% 22.6% 24.4%
Income from continuing operations before income taxes 16.0% 13.9% 14.7% 13.6%
Three Months Ended December 31, 2013 Three Months Ended
(1)
(2)
(2)

Stifel Financial Corp. Results
Year ended December 31, 2013
(1) Non-core adjustments consist of charges related to expensing stock awards issued as retention in connection with the acquisitions of KBW and the Knight
Capital Fixed Income business and other merger-related revenues and expenses associated with our acquisitions of KBW, the Knight Capital Fixed Income business, Miller Buckfire and a U.S. tax benefit in connection with discontinuing operations of SN Canada.
(2) Core (non-GAAP) results for the year ended December 31, 2012 are the same as GAAP results.
_________________________________________________________
($ in thousands, except per share amounts)
Non-GAAP Non-Core GAAP 12/31/12 % Change
Total revenues 2,024,538 $    (4,724) $           2,019,814 $    1,627,483 $    24.4%
Interest expense 46,198             170                    46,368             33,370             38.4%
Net revenues 1,978,340       (4,894)              1,973,446       1,594,113       24.1%
Compensation and benefits 1,236,991       74,395             1,311,386       1,010,140       22.5%
Non-comp operating expenses 446,265           30,566             476,831           354,226           26.0%
Total non-interest expenses 1,683,256       104,961           1,788,217       1,364,366       23.4%
Income from continuing operations before income taxes 295,084           (109,855)         185,229           229,747           28.4%
Provision for income taxes 110,426           (98,104)            12,322             84,451             30.8%
Net income from continuing operations 184,658 $        (11,751) $        172,907 $        145,296 $        27.1%
Discontinued operations:
Loss from discontinued operations, net -                     (10,894)            (10,894)            (6,723) (100.0%)
Net income 184,658 $        (22,645) $        162,013 $        138,573 $        33.3%
Earnings per diluted common share:
Income from continuing operations 2.51 $               (0.16) $             2.35 $               2.31 $               8.7%
Loss from discontinued operations, net -                     (0.15)                (0.15)                (0.11)                (100.0%)
Earnings per diluted common share 2.51 $               (0.31) $             2.20 $               2.20 $               14.1%
Weighted average number of shares outstanding:
Diluted 73,504 73,504 62,937 16.8%
Ratios to net revenues :
Compensation and benefits 62.5% 66.5% 63.4%
Non-comp operating expenses 22.6% 24.1% 22.2%
Income from continuing operations before income taxes 14.9% 9.4% 14.4%
Year Ended December 31, 2013 Year Ended

Source of Revenues
($ in thousands)
12/31/13 12/31/12
%
Change
9/30/13
%
Change
12/31/13 12/31/12
%
Change
Commissions 152,451 $    131,327 $    16.1% 145,837 $        4.5% 598,949 $      501,434 $      19.4%
Principal transactions 118,815       97,515         21.8% 122,583           (3.1%) 459,968         408,935         12.5%
Brokerage revenues 271,266       228,842       18.5% 268,420           1.1% 1,058,917     910,369         16.3%
Capital raising 71,379         46,320         54.1% 53,665             33.0% 246,631         185,761         32.8%
Advisory 87,481         26,618         228.7% 39,186             123.2% 201,429         95,519           110.9%
Investment banking 158,860       72,938         117.8% 92,851             71.1% 448,060         281,280         59.3%
Asset mgt and service fees 83,928         68,971         21.7% 76,710             9.4% 305,639         257,981         18.5%
Other 19,391         19,157         1.2% 13,063             48.4% 64,659           69,148           (6.5%)
    Total operating revenues 533,445       389,908       36.8% 451,044           18.3% 1,877,275     1,518,778     23.6%
Interest revenue 40,711         29,977         35.8% 39,130             4.0% 142,539         108,705         31.1%
    Total revenues 574,156       419,885       36.7% 490,174           17.1% 2,019,814     1,627,483     24.1%
Interest expense 11,630         8,602            35.2% 11,535             0.8% 46,368           33,370           39.0%
    Net revenues 562,526 $    411,283 $    36.8% 478,639 $        17.5% 1,973,446 $  1,594,113 $  23.8%
Three Months Ended Year Ended

($ in thousands) 12/31/13 12/31/12
%
Change
9/30/13
%
Change
12/31/13 12/31/12
%
Change
Private client group 159,958 $      146,585 $      9.1% 158,085 $      1.2% 637,325 $      586,878 $      8.6%
Equity brokerage 60,204           38,659           55.7% 58,677           2.6% 232,392         151,308         53.6%
Fixed income brokerage 51,103           43,598           17.2% 51,658           (1.1%) 189,200         172,183         9.9%
Institutional brokerage 111,307         82,257           35.3% 110,335         0.9% 421,592         323,491         30.3%
Total Brokerage Revenues 271,265 $      228,842 $      18.5% 268,420 $      1.1% 1,058,917 $  910,369 $      16.3%
Three Months Ended Year Ended
Brokerage Revenues by Segment

($ in thousands)
12/31/13
(1)
12/31/12 % Change 9/30/13 % Change 12/31/13
(1)
12/31/12 9/30/13
Net revenues 564,681 $      411,283 $      37.3% 479,634 $      17.7% 100.0% 100.0% 100.0%
Compensation and benefits 324,569         237,465         36.7% 275,503         17.8% 57.5% 57.7% 57.4%
Transitional pay
(2)
22,694           20,683           9.7% 21,871           3.8% 4.0% 5.0% 4.6%
Total compensation and benefits 347,263         258,148         34.5% 297,374         16.8% 61.5% 62.8% 62.0%
Occupancy and equipment rental 40,892           33,589           21.7% 39,856           2.6% 7.2% 8.2% 8.3%
Communication and office supplies 24,974           19,291           29.5% 25,105           (0.5%) 4.4% 4.7% 5.2%
Commissions and floor brokerage 8,213             7,271             13.0% 9,775             (16.0%) 1.5% 1.8% 2.0%
Other operating expenses 52,911           32,633           62.1% 42,080           25.7% 9.3% 7.9% 8.7%
Total non-comp operating expenses 126,990         92,784           36.9% 116,816         8.7% 22.4% 22.6% 24.4%
Total non-interest expense 474,253         350,932         35.1% 414,190         14.5% 84.0% 85.3% 86.4%
Income from continuing operations before income taxes 90,428           60,351           49.8% 65,444           38.2% 16.0% 14.7% 13.6%
Provision for income taxes 30,609           17,067           79.3% 25,795           18.7% 5.4% 4.0% 5.4%
Non-GAAP net income from continuing operations 59,819 $        43,284 $        38.2% 39,649 $        50.9% 10.6% 10.5% 8.3%
Non-core expenses (after-tax)
(7,693) -                       35,280
GAAP net income from continuing operations 52,126 $        43,284 $        74,929 $
Three Months Ended % of Net revenues
Core Non-Interest Expenses
Three months ended December 31, 2013
_________________________________________________________
(1) Excludes non-core adjustments consisting of merger-related revenues and expenses associated with our acquisitions of KBW, the Knight Capital Fixed Income business, and
Miller Buckfire.
(2) Transition pay includes amortization of retention awards, signing bonuses, and upfront notes.

Core Non-Interest Expenses
Year ended December 31, 2013
_________________________________________________________
(1) Excludes non-core adjustments consisting of charges related to expensing stock awards issued as retention in connection with the acquisitions of KBW and the
Knight Capital Fixed Income business and other merger-related revenues and expenses associated with our acquisitions of KBW, the Knight Capital Fixed Income business, Miller Buckfire and a U.S. tax benefit in connection with discontinuing operations of SN Canada.
($ in thousands)
12/31/13
(1)
12/31/12 % Change 12/31/13
(1)
12/31/12
Net revenues 1,978,340 $   1,594,113 $   24.1% 100.0% 100.0%
Compensation and benefits 1,150,883      937,066         22.8% 58.2% 58.8%
Transitional pay 86,108           73,074           17.8% 4.4% 4.6%
Total compensation and benefits 1,236,991      1,010,140      22.5% 62.5% 63.4%
Occupancy and equipment rental 149,488         128,365         16.5% 7.6% 8.1%
Communication and office supplies 95,539           79,406           20.3% 4.8% 5.0%
Commissions and floor brokerage 35,812           29,610           20.9% 1.8% 1.9%
Other operating expenses 165,426         116,845         41.6% 8.4% 7.3%
Total non-comp operating expenses 446,265         354,226         26.0% 22.6% 22.2%
Total non-interest expense 1,683,256      1,364,366      23.4% 85.1% 85.6%
Income from continuing operations before income taxes 295,084         229,747         28.4% 14.9% 14.4%
Provision for income taxes 110,426         84,451           30.8% 5.6% 5.2%
Non-GAAP net income from continuing operations 184,658 $      145,296 $      27.1% 9.3% 9.1%
Non-core expenses (after-tax)
(11,751) -
GAAP net income from continuing operations 172,907 $      145,296 $
Year Ended % of Net revenues

Segment Comparison - Core
(1) Core (non-GAAP) results for the three and twelve months ended December 31, 2012 are the same as GAAP results.
(2) Contribution margin for the other segment is divided by consolidated net revenues.
_________________________________________________________
($ in thousands)
12/31/13 12/31/12
(1)
%
Change
9/30/13
%
Change
12/31/13 12/31/12
(1)
%
Change
Net revenues:
Global Wealth Management 292,836 $   253,775 $   15.4% 274,669 $   6.6% 1,117,179 $ 991,597 $    12.7%
Institutional Group 267,282      160,693      66.3% 205,132      30.3% 861,158       604,654       42.4%
Other 4,563          (3,185)        (243.3%) (167)           nm 3                  (2,138)          (100.1%)
564,681 $   411,283 $   37.3% 479,634 $   17.7% 1,978,340 $ 1,594,113 $ 24.1%
Operating contribution:
Global Wealth Management 79,022 $     68,737 $     15.0% 72,128 $     9.6% 299,572 $    266,669 $    12.3%
Institutional Group 48,590        21,678        124.1% 34,986        38.9% 142,889       101,487       40.8%
Other (37,184)      (30,064)      23.7% (41,671)      (10.8%) (147,377)      (138,409)      6.5%
90,428 $     60,351 $     49.8% 65,443 $     38.2% 295,084 $    229,747 $    28.4%
Operating contribution
(2)
Global Wealth Management 27.0            27.1            26.3            26.8             26.9
Institutional Group 18.2            13.5            17.1            16.6             16.8
Other (6.6)            (7.3)            (8.7)            (7.4)              (8.7)
16.0            14.7            13.6            14.9             14.4
As a percentage of net revenues:
Three Months Ended Year Ended

Global Wealth Management
($ in thousands) 12/31/13 12/31/12 % Change 9/30/13 % Change 12/31/13 12/31/12 % Change
Commissions 104,149 $    93,043 $      11.9% 99,427 $      4.7% 410,238 $    361,871 $    13.4%
Principal transactions 55,809         53,542         4.2% 58,658         (4.9%) 227,087       225,007       0.9%
Asset management & service fees 82,964         68,631         20.9% 76,667         8.2% 304,541       257,257       18.4%
Net interest 31,092         21,182         46.8% 27,665         12.4% 104,748       79,328         32.0%
Investment banking 9,568           10,818         (11.6%) 9,394           1.8% 45,400         44,919         1.1%
Other income 9,254           6,559           41.1% 2,858           223.9% 25,165         23,215         8.4%
Net revenues 292,836       253,775       15.4% 274,669       6.6% 1,117,179    991,597       12.7%
Compensation and benefits 167,980       146,311       14.8% 159,949       5.0% 648,681       576,744       12.5%
Non-comp operating expenses 45,834         38,727         18.4% 42,592         7.6% 168,926       148,184       14.0%
Total non-interest expenses 213,814       185,038       15.6% 202,541       5.6% 817,607       724,928       12.8%
Income before income taxes 79,022 $      68,737 $      15.0% 72,128 $      9.6% 299,572 $    266,669 $    12.3%
Ratios to net revenues :
Compensation and benefits 57.4% 57.7% 58.2% 58.1% 58.2%
Non-comp operating expenses 15.6% 15.2% 15.5% 15.1% 14.9%
Income before income taxes 27.0% 27.1% 26.3% 26.8% 26.9%
Three Months Ended Year Ended

Stifel Bank & Trust
(an operating unit of GWM)
As of
12/31/13 12/31/12 % Change 9/30/13 % Change
Assets $ 5,027,023            $ 3,650,235            37.7             $ 4,547,071           10.6
Investment securities 3,062,549            2,327,316            31.6             2,949,080           3.8
Retained loans, net 1,412,136            822,711                71.6             1,061,313           33.1
Loans held for sale 109,110                214,531                (49.1)            75,440                 44.6
Deposits 4,663,323            3,346,133            39.4             4,228,405           10.3
Allowance for loan losses 12,668 $               8,145 $                  55.5             13,233 $              (4.3)
Allowance as a percentage of loans 0.89% 0.99% 1.23%
Non-performing loans 1,504 $                  1,808 $                  (16.8)            14,759 $              (89.8)
Other non-performing assets 131                         373                         (64.9)            -                         100.0
Non-performing assets  1,635 $                  2,181 $                  (25.0)            14,759 $              (88.9)
Non-performing assets as a percentage of
total assets 0.03% 0.06% 0.32%
As of

Institutional Group
($ in thousands) 12/31/13 12/31/12 % Change 9/30/13 % Change 12/31/13 12/31/12 % Change
Net revenues 267,282 $    160,693 $    66.3% 205,132 $    30.3% 861,158 $    604,654 $    42.4%
Compensation and benefits 165,779       105,025       57.8% 119,874       38.3% 524,870       380,185       38.1%
Non-comp operating expenses 52,913         33,990         55.7% 50,272         5.3% 193,399       122,982       57.3%
Total non-interest expenses 218,692       139,015       57.3% 170,146       28.5% 718,269       503,167       42.7%
Income before income taxes 48,590 $      21,678 $      124.1% 34,986 $      38.9% 142,889 $    101,487 $    40.8%
Ratios to net revenues:
Compensation and benefits 62.0% 65.4% 58.4% 60.9% 62.9%
Non-comp operating expenses 19.8% 21.1% 24.5% 22.5% 20.3%
Income before income taxes 18.2% 13.5% 17.1% 16.6% 16.8%
Three Months Ended Year Ended

Institutional Group Revenues
($ in thousands)
12/31/13 12/31/12
% Change
9/30/13
% Change
12/31/13 12/31/12
% Change
Institutional brokerage:
Equity 60,204 $     38,659 $     55.7% 58,677 $     2.6% 232,392 $   151,308 $   53.6%
Fixed income 51,103        43,598        17.2% 51,658        (1.1%) 189,200      172,183      9.9%
111,307      82,257        35.3% 110,335      0.9% 421,592      323,491      30.3%
Investment Banking:
Capital raising
Equity 46,634        16,947        175.2% 30,739        51.7% 142,636      81,818        74.3%
Fixed income 14,677        18,555        (20.9%) 13,531        8.5% 58,096        59,024        (1.6%)
61,311        35,502        72.7% 44,270        38.5% 200,732      140,842      42.5%
Advisory fees 87,981        26,618        230.5% 39,186        124.5% 201,928      95,519        111.4%
Investment banking 149,292      62,120        140.3% 83,456        78.9% 402,660      236,361      70.4%
Other
(1)
6,683           16,316        (59.0%) 11,341        (41.1%) 36,906        44,802        (17.6%)
Total net revenue 267,282 $   160,693 $   66.3% 205,132 $   30.3% 861,158 $   604,654 $   42.4%
Three Months Ended Year Ended
_________________________________________________________
(1) Includes net interest and other income.

($ in thousands)
12/31/13 12/31/12 12/31/11 12/31/10 12/31/09
Investment banking 448,060      281,280      199,584   218,104   125,807
Year Ended
Historical Investment Banking Revenues
Note: Reflects total investment banking historical revenues.
_________________________________________________________

Financial Condition

Capital Structure
As of December 31, 2013
(in thousands, except ratios)
_________________________________________________________
(1)
Debt to equity ratio includes the debentures to Stifel Financial Capital Trusts ($82.5m), and Senior Notes ($325.0m) divided by stockholders’equity.
($ in thousands)
Total Assets 9,016,987 $
Stockholders' Equity 2,058,849 $
6.70% senior notes, due 2022 175,000 $
5.375% senior notes, due 2022 150,000
Debentures to Stifel Financial Capital Trusts II, III, & IV 82,500
Total Capitalization 2,466,349 $
Ratios:
Debt to Equity
(1)
12.5%
Tier 1 Leverage Ratio 15.4%
Tier 1 Risk-Based Capital Ratio 26.7%

Other Financial Data
_________________________________________________________
(1)    Includes 143, 151 and 145 independent contractors as of December 31, 2013, December 31, 2012 and September 30, 2013, respectively.
(2)    Includes money-market and FDIC-insured balances. Prior period amounts have been adjusted to conform to the current period presentation.
As of
12/31/13 12/31/12 % Change 9/30/13 % Change
Total assets (000s):
Stifel Nicolaus & Stifel Financial 3,986,845 $          3,313,507 $       20.3% 4,162,388 $       (4.2%)
Stifel Bank 5,030,142 3,652,633 37.7% 4,547,071 10.6%
Total assets 9,016,987 $          6,966,140 $       29.4% 8,709,459 $       3.5%
Total stockholders' equity (000s):
Stifel Nicolaus & Stifel Financial 1,736,272 $          1,226,824 $       41.5% 1,701,158 $       2.1%
Stifel Bank 322,577 267,837 20.4% 293,331 10.0%
Total stockholders' equity 2,058,849 $          1,494,661 $       37.7% 1,994,489 $       3.2%
Leverage ratio:
Stifel Nicolaus & Stifel Financial 1.9 2.2 (16.7%) 1.9 (4.4%)
Stifel Bank 15.6 13.6 14.2% 15.5 0.6%
Total leverage ratio 3.7 4.0 (8.0%) 3.6 2.2%
Book value per common share 32.30 $                   27.24 $               18.6% 31.46 $               2.7%
Financial advisors
(1)
2,077 2,041 1.8% 2,075 0.1%
Full-time associates 5,862 5,343 9.7% 5,780 1.4%
Locations 357 340 5.0% 355 0.6%
Total client assets (000s)
(2)
165,570,000 $     137,855,000 $  20.1% 153,901,000 $  7.6%
As of

Recent Merger Updates

Recent Merger Updates
Announced the acquisition of De La Rosa on January 30, 2014 and is expected to close in the first quarter. Plan to integrate under Stifel brand immediately.
Investment bank and bond underwriter with a 25-year operating history.
Stifel will become #1 underwriter in  California negotiated underwriting in par value and number of issues.
Stifel will become #1 underwriter in California in the following categories:
•
K-12
•
COP & Lease Revenue Bonds
•
Tax Increment
•
Economical Development
•
Water & Sewer.
Substantially all  of the senior leadership has executed continuation agreements with Stifel.

Q&A